                                                                    Exhibit 10.1


                  FOURTH AMENDMENT AND FORBEARANCE AGREEMENT


          FOURTH AMENDMENT AND FORBEARANCE AGREEMENT, dated as of May 31, 2000 (the "Amendment") to the Credit Agreement, dated as of July 31, 1998 (as
      ---------
heretofore amended and as may be further amended, restated, modified and supplemented from time to time, the "Credit Agreement"), among GLOBE
                                     ----------------
MANUFACTURING CORP., an Alabama corporation (the "Borrower"), the several
                                                  --------
lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent (the "Agent"), GLOBE
 ------                                                         -----
HOLDINGS, INC., a Massachusetts corporation ("Holdings"), and the other
                                              --------
Guarantors identified in the Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

          WHEREAS, as more fully set forth herein, certain Defaults and Events of Default exist under the Credit Agreement; and

          WHEREAS, the Borrower, the Lenders, the Agent and the Guarantors have agreed, on the terms and conditions set forth herein, to certain modifications of the Credit Agreement; and

          WHEREAS, from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement shall be amended, subject to and upon the terms and conditions set forth herein;

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

SECTION 1.     Forbearance Provisions.
               ----------------------

               (a) The Agent, the Lenders, the Borrower and each of the Guarantors, hereby acknowledge the occurrence and continuance of the Events of Default which have occurred and are continuing as a result of the Borrowers' failure to comply with certain covenants contained in Section 8.07 of the Credit Agreement for the year ended December 31, 1999 and certain covenants contained in Sections 8.08, 8.09, 8.10 and 8.16 of the Credit Agreement for the period ending March 31, 2000, collectively, the "Specified Defaults"). The Borrower and
                                          ------------------
each of the Guarantors agree that during the pendency of the Forbearance Period (as hereinafter defined) and so long as any Default or Event of Default remains in effect (including the Specified Defaults), the Borrower shall not request, and the Lenders shall not be obligated to, make or issue any new Loan or

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any new Letter of Credit; provided, that any Loan outstanding as of the
                          --------
Effective Date may only be converted to or continued as a Base Rate Loan.

          (b) The Agent and the Lenders agree to forbear from taking any action permitted to be taken by them under the Credit Agreement with respect to all Specified Defaults for the period of time commencing on the Effective Date (as herein defined) and terminating on July 31, 2000 (the "Forbearance Period");
                                                       ------------------
provided, however, that such forbearance shall extend only to the Specified
--------  -------
Defaults and not to any other Defaults or Events of Default now existing or occurring after the Effective Date and shall not in any way or manner restrict the Agent or the Lenders from exercising any rights or remedies they may have with respect to Specified Defaults after the expiration or termination of the Forbearance Period or with respect to any other Default or Event of Default at any time.

          (c) The Borrower, each of the Guarantors, the Agent and the Lenders hereby agree that, notwithstanding the first sentence of Section 2.09(c) of the Credit Agreement and in order to induce the Agent and Lenders to enter into this Amendment, during the Forbearance Period the Borrower hereby agrees that interest on each Loan outstanding as of the Effective Date shall be paid on the last Business Day of each month.

          (d) Notwithstanding any provision in the Credit Agreement or the Loan Documents to the contrary, during the Forbearance Period all fees which are payable under the Credit Agreement and the Loan Documents on a quarterly basis, including without limitation the Commitment Fee and letter of credit fees, shall be payable on a monthly basis on the last Business Day of each month.

SECTION 2. Amendment to Credit Agreement.  The Credit Agreement is hereby
           -----------------------------
amended as follows:


          (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

          "Cash Management Agreement" means the documentation evidencing the
           -------------------------
cash management arrangements between the Cash Management Bank and the Borrower (including arrangements in respect of existing payroll accounts), as in effect on and immediately prior to the Fourth Amendment Effective Date, as amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

          "Cash Management Bank" means Fleet National Bank, and its respective
           --------------------
Affiliates, if applicable, each in its capacity as the holder of Cash Management Obligations for so long as it shall continue to hold such Obligations and any other Lender which provides additional or replacement cash management services to the Borrower on terms and conditions satisfactory to the Agent in its judgment reasonably exercised.

          "Cash Management Obligations" means the obligations of the Borrower to
           ---------------------------
reimburse the Cash Management Bank in respect of overdrafts, uncollected funds, returned items and reasonable related expenses arising pursuant to cash management arrangements and payroll account arrangements as in effect on the Fourth Amendment Effective Date, with such changes in such arrangements subsequent to the Fourth Amendment Effective Date as may be acceptable to the Cash Management Bank and the Agent in their respective reasonable judgment.

          "Fourth Amendment" means the Fourth Amendment and Forbearance
           ----------------
Agreement, dated as of May 31, 2000, to this Agreement.

          "Fourth Amendment Effective Date" shall mean the "Effective Date" as
           -------------------------------
that term is used in Section 5 of the Fourth Amendment.

          "Forbearance Period" shall have the meaning set forth in Section 1(b)
           ------------------
of the Fourth Amendment.

          (b)  The defined terms "Loan Documents" and "Obligations" appearing in
Section 1.01 of the Credit Agreement are amended in their entirety to read as follows:

          "Loan Documents" means this Agreement, the Cash Management Agreement,
           --------------
each Collateral document and all other agreements, instruments, certificates or other documents evidencing, guaranteeing or securing the Loans, Letter of Credit Borrowings or the other obligations of the Borrower or any Guarantor hereunder or under any Collateral Document.

          "Obligations" means all Loans, Letter of Credit Borrowings, the Cash
           -----------
Management Obligations and other indebtedness, advances, debts, liabilities, obligations, indemnities, fees, expenses (including, without limitation, Attorney Costs), covenants and duties, of any kind or nature, owing by the Borrower or any Guarantor to any Lender, the Administrative Agent, the Collateral Agent, the Swingline Lender, the Cash Management Bank or any Issuing Lender in connection with this Agreement or any other Loan Document, in each case whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and however acquired (including those acquired by assignment) or arising and whether or not for the payment of money or evidenced by any note, guarantee or other instrument.

SECTION 4. Representations and Warranties.  The Borrower and each of the
           ------------------------------
Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

           (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

          (b) No consent of any person (including, without limitation, shareholders or creditors of the Borrower or any Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment and the other instruments and documents contemplated hereby which has not been obtained;

          (c) This Amendment and the other instruments and documents contemplated hereby have been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

          (d) The execution, delivery and performance of this Amendment and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party; and

          (e) After giving effect to this Amendment, there does not exist any Default or Event of Default other than the Specified Defaults.

SECTION 5. Conditions to Effectiveness.
           ---------------------------

          (a)  This Amendment shall become effective on the date (the "Effective
                                                                       ---------
Date") upon which the following conditions have been satisfied in full or waived
----
by the Agent in writing:

               (i) The Agent shall have received in form and substance satisfactory to the Agent and its counsel, counterparts of this Amendment executed by the Borrower, each of the Guarantors, and the Required Lenders and such other approvals or documents as the Agent may reasonably request;


               (ii) All representations and warranties contained in this Amendment or otherwise made in writing to the Agent in connection herewith shall be true and correct in all material respects;

               (iii) No Default or Event of Default, other than the Specified Defaults, shall have occurred and be continuing;

               (iv) The Agent shall have received payment in full of all outstanding invoices for reasonable costs and expenses owing to the Agent and the Lenders in accordance with Section 12.04 of the Credit Agreement, including, without limitation, the reasonable fees and expenses of counsel to the Agent and counsel to the individual Lenders; and

               (v) The obligors under the Security Agreement shall have executed and delivered and amendment to the Security Agreement in the form of Exhibit A hereto.

SECTION 6. Delivery of Plans; Bank Meeting.
           -------------------------------

           (a) As a material inducement to the Agent and the Lenders to enter into this Amendment, the Borrower and the Guarantor shall (i) by no later than June 15, 2000, deliver to the Agent and the Lenders (a) its business plan (the "Business Plan") in form and substance satisfactory to the Agent setting forth
 -------------
in reasonable detail, among other things, its projection for the upcoming twelve months and (b) a restructuring plan (the "Restructuring Plan") in form and
                                          ------------------
substance satisfactory to the Agent setting forth in reasonable detail the Borrower's proposals regarding the restructuring of its debt obligations; and
(ii) by no later than June 21, 2000 attend a meeting with the Agent and the Lenders at the premises of the Agent's counsel to discuss the Business Plan and Restructuring Plan, including its proposed course of action over the next four quarters, and to discuss, in reasonable detail, the status of its operations (including issues pertaining to gross margins at its various facilities), new product developments, and strategic alternatives.

           (b) The failure by the Borrower to deliver the Business Plan or Restructuring Plan by June 15, 2000 or to meet with the Agent and the Lenders as provided above by June 21, 2000 shall constitute an Event of Default under the Credit Agreement.

SECTION 7. Ratification; Waiver of Defenses.
           --------------------------------

           (a) The Credit Agreement and the Loan Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower and each Guarantor hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Agent, the Lenders, the Issuing Bank and the Cash Management Bank in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever; and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the Loan Documents and the Liens in the Collateral which were granted pursuant to the Loan Documents and otherwise.

           (b) This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Agent or the Lenders or
(ii) to prejudice any other right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein.

SECTION 8.  References.  All references to the Credit Agreement in the Credit
            ----------
Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean such Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time. This Amendment shall constitute a Loan Document.

SECTION 9.  Counterparts.  This Amendment may be executed by the parties hereto
            ------------
individually or in combination, in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

SECTION 10. Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
            -------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. Acknowledgement by Guarantors.  Each of the Guarantors hereby
            -----------------------------
acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, (i) its obligations under its Guaranty shall not be impaired or affected and (ii) such Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

SECTION 12. Miscellaneous.  The parties hereto shall, at any time and from time
            -------------
to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

SECTION 13. Headings.  Section headings in this Amendment are included herein
            --------
for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                        [Signatures on Following Page]

          IN WITNESS WHEREOF, the Borrower, each Guarantor, the Lenders and the Agent have caused this Amendment to be duly executed by their respective officers of the day and year first above written.

                                       GLOBE MANUFACTURING CORP.


                                       By: /s/ Lawrence R. Walsh
                                          --------------------------------
                                         Name:  Lawrence R. Walsh
                                         Title: Vice President


                                       GLOBE HOLDINGS, INC.


                                       By: /s/ Lawrence R. Walsh
                                          --------------------------------
                                         Name:  Lawrence R. Walsh
                                         Title: Vice President


                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent


                                       By: /s/ Dietmar Schiel
                                          --------------------------------
                                         Name:  Dietmar Schiel
                                         Title: Vice President


                                       BANK OF AMERICA, N.A., as Lender


                                       By:  /s/ Jay T. Wampler
                                          --------------------------------
                                         Name:   Jay T. Wampler
                                         Title:  Managing Director


                                       MERRILL LYNCH CAPITAL CORPORATION


                                       By:
                                          --------------------------------
                                         Name:
                                         Title:

                                  OAKTREE CAPITAL MANAGEMENT LLC,
                                  as general partner of or investment
                                  manager for OCM Opportunities Fund III, L.P.


                                  By: /s/ Kenneth Liang
                                     -----------------------------------------
                                    Name:  Kenneth Liang
                                    Title: Managing Director & General Counsel

                                  By: /s/ Phillip W. Otero
                                     -----------------------------------------
                                    Name:  Phillip W. Otero
                                    Title: Vice President

                                  OAKTREE CAPITAL MANAGEMENT LLC,
                                  as general partner of or investment manager for Columbia/HCA Master Retirement Trust


                                  By: /s/ Kenneth Liang
                                     -----------------------------------------
                                    Name:  Kenneth Liang
                                    Title: Managing Director & General Counsel


                                  BHF (USA) CAPITAL CORPORATION


                                  By: /s/ Dan Dobrjanskyj
                                     -----------------------------------------
                                    Name:  Dan Dobrjanskyj
                                    Title: Assistant Vice President


                                  By: /s/ Chris Yu
                                     -----------------------------------------
                                    Name:  Chris Yu
                                    Title: Associate


                                  CYPRESSTREE INSTITUTIONAL FUND, LLC
                                  By: CypressTree Investment Management
                                      Company, Inc., its Managing Manager


                                  By: /s/ Jeffrey W. Heuer
                                     -----------------------------------------
                                    Name:  Jeffrey W. Heuer
                                    Title: Principal

                                 CYPRESSTREE INVESTMENT FUND, LLC

                                 By: CypressTree Investment
                                     Management Company, Inc.,
                                     its Managing Manager


                                 By: /s/ Jeffrey W. Heuer
                                    --------------------------------------------
                                    Name:  Jeffrey W. Heuer
                                    Title: Principal


                                 CYPRESSTREE INVESTMENT
                                    MANAGEMENT COMPANY, INC.
                                    As: Attorney-in-Fact and on behalf of
                                        First Allmerica Financial Life Insurance
                                        Company as Portfolio Manager


                                 By: /s/ Jeffrey W. Heuer
                                    --------------------------------------------
                                    Name:  Jeffrey W. Heuer
                                    Title: Principal


                                 CYPRESSTREE SENIOR FLOATING RATE FUND

                                 By: CypressTree Investment Management
                                     Company, Inc., as Portfolio Manager



                                 By: /s/ Jeffrey W. Heuer
                                    --------------------------------------------
                                   Name:  Jeffrey W. Heuer
                                   Title: Principal

                                  CYPRESSTREE INVESTMENT PARTNERS I LTD.

                                  By: CypressTree Investment Management
                                      Company, Inc., as Portfolio Manager



                                  By: /s/ Jeffrey W. Heuer
                                     -------------------------------------------
                                      Name:  Jeffrey W. Heuer
                                      Title: Principal


                                  NORTH AMERICAN SENIOR FLOATING RATE FUND

                                  By: CypressTree Investment Management
                                      Company, Inc., as Portfolio Manager



                                  By: /s/ Jeffrey W. Heuer
                                     -------------------------------------------
                                      Name:  Jeffrey W. Heuer
                                      Title: Principal


                                  EATON VANCE SENIOR INCOME TRUST
                                  By: Eaton Vance Management, as
                                      Investment Advisor



                                  By: /s/ Scott H. Page
                                     -------------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President


                                  FIRST SOURCE FINANCIAL LLP

                                  By: First Source Financial Inc.,
                                      its Agent/Manager



                                  By: /s/ Pamela D. Eskin
                                     -------------------------------------------
                                      Name:  Pamela D. Eskin
                                      Title: Vice President

                                  FLEET NATIONAL BANK



                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  HELLER FINANCIAL, INC.


                                  By: /s/ Sheila C. Weimer
                                      ------------------------------------------
                                      Name:  Sheila C. Weimer
                                      Title: Vice President


                                  KZH - CYPRESSTREE-1 CORPORATION


                                  By: /s/ Peter Chin
                                      ------------------------------------------
                                      Name:  Peter Chin
                                      Title: Authorized Agent


                                  THE MITSUBISHI TRUST AND
                                  BANKING CORPORATION


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  MORGAN STANLEY DEAN WITTER
                                  PRIME INCOME TRUST
                                  By: c/o Morgan Stanley Dean Witter
                                      Advisors, Inc.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                      NATIONAL CITY BANK


                                      By: /s/ Frank F. Pagura
                                          --------------------------------------
                                          Name:  Frank F. Pagura
                                          Title: Senior Vice President


                                      OXFORD STRATEGIC INCOME FUND
                                      By: Eaton Vance Management, as
                                          Investment Advisor

                                      By: /s/ Scott H. Page
                                          --------------------------------------
                                          Name:  Scott H. Page
                                          Title: Vice President


                                      SENIOR DEBT PORTFOLIO
                                      By: Boston Management and Research,
                                          as Investment Advisor


                                      By:  /s/ Scott H. Page
                                          --------------------------------------
                                          Name:  Scott H. Page
                                          Title: Vice President


                                      CITIZENS BANK OF MASSACHUSETTS


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      SUNTRUST BANK


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By: /s/ Bette J. McCole
                                          --------------------------------------
                                           Name:  Bette J. McCole
                                           Title: Vice President